united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/21

Item 1. Reports to Stockholders.

LGM Risk Managed Total Return Fund

(formerly, Low Beta Tactical 500 Fund)

Institutional Class – LBETX

Annual Report

May 31, 2021

1-844-655-9371

www.LGMCapitalManagement.com

LGM Capital Management, LLC

11811 N. Tatum Blvd., Suite 3031

Phoenix, AZ 85028

Distributed by Northern Lights Distributors, LLC

Member FINRA

Greetings LGM Risk Managed Total Return Fund Shareholders,

We are pleased to present our annual report. This report summarizes the Fund’s annual performance, and provides an audited accounting of LGM Risk Managed Total Return Fund, for the year ended May 31, 2021. Below is the summary (ticker symbol LBETX) of the Fund’s principal investment strategy.

The Fund seeks to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index1 (S&P 500), with a secondary objective of limiting risk during unfavorable or declining market conditions. The Fund seeks its objective by investing in unaffiliated equity exchange traded funds (ETFs) when we believe equity markets may rise, and selling the equity ETFs and investing in unaffiliated bond ETFs or money market funds when we believe equity markets may decline. Our decisions are based on technical research and analysis, including monitoring price movements and price trends. By applying technical research and analysis, we seek to produce returns over a complete market cycle with lower volatility, or “beta” than the S&P 500. The S&P 500 has a beta of “1”2.

Volatility Since Inception and COVID-19

2017 saw the S&P 500 record its lowest volatility since 1964. Remarkably, it went over 400 days without a 5% sell-off, its longest ever. Historically, the S&P 500 averages three, 5% sell-offs per year.

In February 2018, the S&P 500 recorded its worst one-day point drop in history (at that time), triggering a 10% sell-off. At the outset of that sell-off we captured gains, and managed risk by moving to a money market fund. Markets recovered, and rose to new all-time highs through the Summer. In October, markets quickly sold-off again. Christmas Eve saw markets bottom out, selling-off 19.8% from their Summer high prices.

In 2019, we continued to capture gains. Markets steadily climbed. Volatility was minimal over the year, but we lowered risk during the short periods it took place.

January 2020 saw the S&P 500 reach all-time highs. However, in February, COVID-19 became a global pandemic. By March, the S&P 500 saw the fastest sell-off in U.S. history, -34% in weeks. Volatility was the most extreme in history, and unprecedented intra-day swings upwards of 10% regularly took place. During this period, we successfully executed our investment objective, and top- performed with a far lesser sell-off of just - 13% compared to -34% sell-off for the S&P 500.

The -34% fastest S&P 500 sell-off in history was met with the fastest rebound in history due to unprecedented stimulus from the Federal Reserve (the FED) and Congress. While a “V” shaped stock market recovery3 never took place after such a rapid and extreme sell-off, trillions were added to both the now record FED balance sheet and the Federal deficit. The stimulus-bailout response dwarfed the 2008 financial crisis response by more than ten times and counting. For the first time in history, the FED purchased junk bonds and exchange traded funds to support the stock market. This has been a point of contention for many as numerous businesses were forced to close due to COVID-19, and much of the population was quarantined without the ability to earn monies to pay for basic needs as the stock market climbed to new all-time highs.

Leading up to the 2020 Presidential election, we successfully executed our investment objective, and did not participate in the 10% sell-offs that took place in both September and October. We re-entered the markets, and they quickly rebounded after the election. In addition to the unprecedented stimulus from the FED and Congress, in the first half of 2021, the FED provided near-zero overnight interest rates to banks even as the ten-year bond yield dramatically increased and the U.S. dollar hit multi-years lows.

5478-NLD-07/27/2021

June 12, 2017- May 31, 2021 Growth of $10,000 and Total Returns

Performance

In December 2017, 2018, 2019, and 2020 LBETX distributed capital gains/net investment income dividends of 17.2, 57.6, 42, and 56 cents per share, respectively. LBETX’s cumulative return growth of $10,000 since inception and ended May 31, 2021 was $10,938. Our cumulative percentage return since inception and ended May 31, 2021 was 9.38%. We successfully met our investment objective, and produced returns with lower beta than the S&P 500 Index. We also lowered volatility and risk exposure performing with a far lesser sell-off during the -34% S&P 500 COVID sell-off. Further, we top-performed in every double-digit sell-off since our inception. Our beta since inception and ended May 31, 2021 was 0.37, and our beta for the one-year period ended May 31, 2021 was 0.41.

We are pleased with our top-performance during every double-digit sell-off since inception, and our lowered beta compared to the S&P 500. Additional information can be found at: www.LGMCapitalManagement.com. We thank our shareholders for making this important opportunity possible.

Cheers!

Performance quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so an investor’s shares, when redeemed, may be worth more or less the original cost. Current performance may be higher or higher than performance quoted. For performance data current to the most recent month end, please call toll-free 844-655-9371.

[1]	The S&P 500 is an American stock market index based on the market capitalization of 500 large companies. It is widely regarded as one of the best representations of the U.S. stock market, and is a benchmark for many professional money managers.

[2]	Beta is a measurement of market risk or volatility. A beta of 1 represents the volatility of the S&P 500, against which other mutual funds and their betas are measured. If a mutual fund has a beta of one, it will move the same amount and direction as the S&P 500. A beta greater than 1 indicates the mutual fund tends to be more volatile than the S&P 500, and a beta less than 1 means it tends to be less volatile than the S&P 500.

[3]	A “V” shape in stock market charting involving a sharp rise back to a previous peak after a sharp decline.

5478-NLD-07/27/2021

LGM Risk Managed Total Return Fund
SCHEDULE OF INVESTMENTS
May 31, 2021

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 58.2%
	EQUITY FUNDS - 58.2%
15,000	SPDR Dow Jones Industrial Average ETF Trust	$5,184,601
15,000	SPDR S&P 500 ETF Trust	6,300,600
	TOTAL EXCHANGE TRADED FUNDS (Cost $11,434,198)	11,485,201

	SHORT-TERM INVESTMENT - 43.9%
8,654,232	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 0.01% (a)	8,654,232
	TOTAL SHORT-TERM INVESTMENT (Cost $8,654,232)

	TOTAL INVESTMENT (Cost $20,088,430) - 102.1%	$20,139,433
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1) %	(411,262)
	NET ASSETS - 100.0%	$19,728,171

ETF - Exchange Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

(a)	Money market fund; interest rate reflects seven-day effective yield on May 31, 2021.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2021

ASSETS
Investment securities:
At cost	$20,088,430
At fair value	$20,139,433
Receivable for securities sold	3,833,719
Dividends and interest receivable	10,653
Prepaid expenses	1,256
TOTAL ASSETS	23,985,061

LIABILITIES
Payable for securities purchased	3,829,100
Investment advisory fees payable	14,831
Payable for fund shares redeemed	327,365
Payable to related parties	37,259
Accrued expenses and other liabilities	48,335
TOTAL LIABILITIES	4,256,890
NET ASSETS	$19,728,171

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$24,578,955
Accumulated losses	(4,850,784)
NET ASSETS	$19,728,171

Net Asset Value Per Share:
Institutional Class Shares:
Net Assets	$19,728,171
Shares of beneficial interest outstanding *	2,140,304

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share **	$9.22

*	Unlimited number of shares of beneficial interest authorized, no par value.

**	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2021

INVESTMENT INCOME
Dividends	$174,178
Interest	3,293
TOTAL INVESTMENT INCOME	177,471

EXPENSES
Investment advisory fees	266,864
Distribution (12b-1) fees:
Investor Class	55
Administrative services fees	54,990
Transfer agent fees	40,624
Accounting services fees	37,703
Legal fees	30,290
Third party administrative servicing fees	27,867
Registration fees	21,900
Compliance officer fees	21,178
Audit and tax fees	16,499
Trustees’ fees and expenses	14,909
Printing and postage expenses	9,369
Custodian fees	4,425
Insurance expense	2,555
Other expenses	3,509
TOTAL EXPENSES	552,737

Less: Fees waived by the Advisor	(43,058)

NET EXPENSES	509,679

NET INVESTMENT (LOSS)	(332,208)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	645,504
Net change in unrealized appreciation on investments	51,003
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	696,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$364,299

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
FROM OPERATIONS
Net investment income (loss)	$(332,208)	$173,974
Net realized gain (loss) from investments	645,504	(1,912,995)
Net change in unrealized appreciation on investments	51,003	—
Net increase (decrease) in net assets resulting from operations	364,299	(1,739,021)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Institutional Class	(1,532,059)	(1,599,232)
Investor Class	—	(2,859)
Decrease in net assets from distributions to shareholders	(1,532,059)	(1,602,091)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class *	1,912,436	9,547,453
Reinvestment of distributions to shareholders:
Institutional Class	1,532,058	1,599,232
Investor Class	—	2,859
Redemption fee proceeds:
Institutional Class	1,270	4,988
Payments for shares redeemed:
Institutional Class	(17,554,096)	(24,015,208)
Investor Class *	(66,522)	(15)
Net decrease in net assets from shares of beneficial interest	(14,174,854)	(12,860,691)

TOTAL DECREASE IN NET ASSETS	(15,342,614)	(16,201,803)

NET ASSETS
Beginning of Year	35,070,785	51,272,588
End of Year	$19,728,171	$35,070,785

SHARE ACTIVITY
Institutional Class: *
Shares Sold	205,885	1,950,568
Shares Reinvested	168,543	258,538
Shares Redeemed	(1,885,829)	(870,881)
Net increase (decrease) in shares of beneficial interest outstanding	(1,511,401)	1,338,225

Investor Class: *
Shares Reinvested	—	265
Shares Redeemed	(7,322)	(1)
Net increase (decrease) in shares of beneficial interest outstanding	(7,322)	264

*	7,322 Investor Class shares converted into 7,268 Institutional Class shares, amounting to $66,522, on September 24, 2020.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$9.58	$10.47	$11.19	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.12)	0.04	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	0.32	(0.51)	(0.17)	1.40
Total from investment operations	0.20	(0.47)	(0.14)	1.36
Redemption fees (3)	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.06)	(0.02)	—	—
Net realized gains	(0.50)	(0.40)	(0.58)	(0.17)
Total distributions	(0.56)	(0.42)	(0.58)	(0.17)
Net asset value, end of period	$9.22	$9.58	$10.47	$11.19
Total return (4)	2.16%	(4.95)%	(0.96)%	13.74	% (8)
Net assets, end of period (000s)	$19,728	$35,001	$51,199	$39,718
Ratio of gross expenses to average net assets (5,6)	2.08%	1.67%	1.62%	1.96	% (9)
Ratio of net expenses to average net assets (6)	1.91%	1.55%	1.58%	1.75	% (9)
Ratio of net investment income (loss) to average net assets (7)	(1.25)%	0.41%	0.24%	(0.38	)% (9)
Portfolio Turnover Rate	5180%	5582%	3908%	1535	% (8)

(1)	LGM Risk Managed Total Return Fund Institutional Class commenced operations on June 12, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Less than $0.01 per share

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2021

1.	ORGANIZATION

The LGM Risk Managed Total Return Fund, formerly the Low Beta Tactical 500 Fund, (the “Fund”) is a diversified series of shares of Northern Lights Fund Trust IV (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on June 12, 2017. The Fund’s objective is to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index, with a secondary objective of limiting risk during unfavorable or declining market conditions.

During the year ended May 31, 2021, the Fund offered two classes of shares, an Institutional Class and an Investor Class. The Investor Class converted to the Institutional Class on September 24, 2020. Each share class represented an interest in the same assets of the Fund, had the same rights and was identical in all material respects except that (i) each class of shares may have borne different distribution fees; (ii) each class of shares may have been subject to different (or no) sales charges; (iii) certain other class specific expenses were borne solely by the class to which such expenses were attributable; and (iv) each class had exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses were allocated proportionately each day based upon the relative net assets of each class prior to conversion.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value, including the short-term investment currently held.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of May 31, 2021, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,485,201	$—	$—	$11,485,201
Short-Term Investment	8,654,232	—	—	8,654,232
Total	$20,139,433	$—	$—	$20,139,433

The Fund did not hold any Level 2 or 3 securities during the period.

*	Refer to the Schedule of Investments for industry classifications.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock. An index ETF represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities in their portfolio, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund qualifies as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended May 31, 2018 through May 31, 2020, or expected to be taken in the Fund’s May 31, 2021 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and cash equivalents – Cash and cash equivalents, if any, are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2021, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $283,607,746 and $272,819,052, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

LGM Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.00%. Pursuant to the advisory agreement, the Fund accrued $266,864 in advisory fees for the year ended May 31, 2021.

Prior to October 1, 2020, the Adviser had contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”), to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses) and derivatives of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), did not exceed 1.55% of the daily average net assets attributable to Institutional Class shares. This expense limitation expired on September 30, 2020. These fee waivers and reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. During the year ended May 31, 2021, the Fund had waivers subject to recapture of $43,058.

Of the total amount of advisory fees waived subject to recapture, $43,058 will expire May 31, 2024, $52,554 will expire May 31, 2023 and $21,771 will expire on May 31, 2022.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. During the year ended May 31, 2021, the Distributor received $0 in underwriting commissions for the Investor Class.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

The Trust adopted, with respect to the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Investor Class shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provided a monthly service and/or distribution fee that was calculated by the Fund at an annual rate of 0.25% per year of the average daily net assets of the Investor Class shares and was paid to the Distributor, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended May 31, 2021, pursuant to the Plan, the Investor Class shares incurred costs of $55.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in “Compliance Officer fees” in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis as shown in the Statement of Operations. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in “Printing and postage expenses” in the Statement of Operations.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,088,430 for Fund.

Unrealized Appreciation	$51,003
Unrealized Depreciation	—
Tax Net Unrealized Appreciation	$51,003

The tax character of fund distributions paid for the years ended May 31, 2021 and May 31, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2021	May 31, 2020
Ordinary Income	$1,531,875	$1,602,091
Long-Term Capital Gain	—	—
Return of Capital	184	—
	$1,532,059	$1,602,091

As of May 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(192,440)	$(4,709,347)	$—	$51,003	$(4,850,784)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $192,440.

LGM Risk Managed Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

At May 31, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$4,709,347	$—	$4,709,347	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2021 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(139,952)	$139,952

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than ninety days. The redemption fee is paid directly to the Fund from which the redemption is made. Please refer to the Statements of Changes in Net Assets for the collected redemption fees.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2021, Charles Schwab & Co. held 99.4% of the voting securities and may be deemed to control the Fund.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing its assets in underlying funds. As of May 31, 2021, the percentage of the Fund’s net assets invested in the SPDR Dow Jones Industrial Average ETF Trust, the SPDR S&P 500 ETF Trust and the Morgan Stanley Institutional Liquidity Treasury Portfolio, Institutional Class was 26.3%, 31.9% and 43.9% respectively, (the “Securities”). The Fund may sell its investments in these Securities at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of these investments. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the respective Securities’ N-CSR’s available at “www.sec.gov”.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LGM Risk Managed Total Return Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LGM Risk Managed Total Return Fund (formerly known as Low Beta Tactical 500 Fund) (the “Fund”), a series of Northern Lights Fund Trust IV, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 30, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Renewal of the Investment Advisory Agreement with LGM Capital Management, Advisors LLC

In connection with the meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”) held on April 16, 2021 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “LGM Advisory Agreement”) between LGM Capital Management,, LLC (“LGM”) and the Trust, with respect to LGM Risk Managed Total Return Fund (“the Fund”). In considering its renewal the Trustees received materials specifically relating to the LGM Advisory Agreement.

The Trustees reviewed and discussed the materials that were provided in advance of the Meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the LGM Advisory Agreement on behalf of the Fund and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the LGM Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by LGM related to the proposed renewal of the LGM Advisory Agreement, including a description of the manner in which investment decisions are made and executed. The Trustees noted that although LGM has limited resources, LGM has demonstrated the ability to provide quality services for the day to day management and operation of the Fund. After further discussion, the Trustees concluded that LGM would continue to provide a level of service consistent with their expectations.

Performance. The Trustees reviewed the Fund’s performance as compared to its Broadridge peer group, Morningstar category and benchmark for the one-year, three-year and since inception periods ended January 31, 2021. The Trustees noted that the Fund underperformed its Morningstar category median and its Broadridge peer group median for the periods. The Trustees acknowledged that the Fund’s investment objective was to provide total return from capital appreciation and income with lower volatility than the S&P 500 Index, with a secondary objective of limiting risk during unfavorable or declining market conditions. After further discussion, the Trustees concluded that overall, the Fund’s past performance was less than satisfactory but in-line with its investment objectives and the level of risk undertaken by the LGM.

Fees and Expenses. The Trustees noted that LGM’s advisory fee of 1.00% was below the peer group average of 1.02% for fees charged by funds in the applicable Morningstar peer group for the period ended January 31, 2021. They further noted that the advisory fee was higher than the Morningstar Category average fee of 0.59% for the period ended January 31, 2021. The Trustees discussed the Fund’s 1.55% net expense ratio, which was higher than the Morningstar category average of 0.70%, but well below the Morningstar category high of 1.88% for the period ended January 31, 2021. They noted the Fund’s expense limitation of 1.80% for the period ended January 31, 2021. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis provided by LGM and noted that LGM realized a modest profit in connection with its relationship with the LGMTR. After review and discussion, the Trustees concluded that based on the services provided by LGM and the current assets of the Fund, that the profitability of LGM’s relationship with the Fund was not excessive.

Economies of Scale. The Trustees discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. They noted that LGM indicated its willingness to discuss breakpoints with the Trustees as LGM’s asset size grows.

Conclusion. Having requested and received such information from LGM as the Trustees believed to be reasonably necessary to evaluate the terms of the LGM Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that the renewal of the LGM Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

LGM Risk Managed Total Return Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2021

Example

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing expenses, such as advisory fees, and/or other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period from December 1, 2020 to May 31, 2021 (the ’‘period’’).

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Expense Ratio During the
Actual	12/1/20	5/31/21	12/1/20 – 5/31/21*	Period 12/1/20 – 5/31/21
Institutional Class	$1,000.00	$1,025.90	$9.67	1.91%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Expense Ratio During the
(5% return before expenses)	12/1/20	5/31/21	12/1/20 – 5/31/21*	Period 12/1/20 – 5/31/21
Institutional Class	$1,000.00	$1,015.39	$9.62	1.91%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

LGM Risk Managed Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
May 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended May 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

LGM Risk Managed Total Return Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2021

Average Annual Total Return through May 31, 2021*, as compared to its benchmark:

	One Year	Three Year	Since Inception (b)
LGM Risk Managed Total Return Fund - Institutional Class	2.16%	-1.29%	2.29%
S&P 500 Total Return Index (a)	40.32%	18.00%	17.01%

*	Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Prior to October 1, 2020 the Adviser had contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”), to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), did not exceed 1.55% of the daily average net assets attributable to Institutional Class shares. This expense limitation expired on September 30, 2020. The fee waivers and reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. The Fund’s total annual operating expenses, including underlying funds, are 1.82% for Institutional Class per the Fund’s prospectus dated September 28, 2020. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.

(a)	The S&P 500 Total Return Index, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	Inception date is June 12, 2017.

Comparison of the Change in Value of a $50,000 Investment

Top Holdings by Industry	Percentage of Net Assets
Exchange Traded Funds	58.2%
Short-Term Investment	43.9%
Liabilities in Excess of Other Assets	(2.1)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

LGM Risk Managed Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2021

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/21 – NLFT IV_v1

LGM Risk Managed Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2021

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 -2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2021, the Trust was comprised of 27 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-655-9371.

5/31/21 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-270-0300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-655-9371 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-655-9371.

INVESTMENT ADVISOR
LGM Capital Management, LLC
11811 N. Tatum Blvd., Suite 3031
Phoenix, AZ 85028

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

LGM-AR21

(b)        Not applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $13,250

2020 - $13,250

(b)	Audit-Related Fees

2021 - None

2020 - None

(c)	Tax Fees

2021 - $3,000

2020 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $0

2020 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Investments. Included in annual report to shareholders filed under item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/5/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/5/2021

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/5/2021